UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 16, 2006

SWS GROUP, INC.

and

SWS Group 401(k) Profit Sharing Plan

(Exact name of registrant as specified in charter)

Delaware	0-19483	75-2040825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01 Changes in Registrant’s Certifying Accountant.

a) On March 16, 2006, the Audit Committee of SWS Group, Inc. (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PWC”) as the Company’s and SWS Group 401(k) Profit Sharing Plan’s independent registered public accounting firm.

The reports of PWC on the Company’s consolidated financial statements as of and for the years ended June 24, 2005 and June 25, 2004, and the reports of PWC on the financial statements of the SWS Group 401(k) Profit Sharing Plan (the “Plan”) as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended June 24, 2005 and June 25, 2004, and through March 16, 2006 related to the Company, and during the year ended December 31, 2004 and December 31, 2003, and through March 16, 2006 related to the Plan, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of PWC would have caused PWC to make reference to the matter in their reports on the financial statements for such years.

In addition, the Company had no reportable events as described in Item 304(a)(1)(v) of Regulation S-K during the years ended June 24, 2005 and June 25, 2004, and through March 16, 2006, and the Plan had no reportable events as described in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2004 and December 31, 2003, and through March 16, 2006.

The Company has requested PWC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated March 20, 2006 is filed as Exhibit 16.1 to this Form 8-K.

b) On March 16, 2006, the Audit Committee of the Company approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm to review the Company’s financial statements for the quarter ending March 31, 2006, to perform the audit for the year ending June 30, 2006, and the audit of the Plan as of and for the year ended December 31, 2005. For the years ended June 24, 2005 and June 25, 2004, and through March 16, 2006, and for the years ended December 31, 2004 and December 31, 2003, and through March 16, 2006, the Company and the Plan, respectively, did not consult Grant Thornton LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or the Plan’s financial statements, or any matter that was the subject of a “disagreement” as such term is described in item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” as such term is described in item 304(a)(1)(v) of Regulation S-K.

Item 9.01 EXHIBITS.

(c) Exhibits.

Exhibit 16.1        Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: March 22, 2006	By:	/s/ Kenneth R. Hanks
Kenneth R. Hanks
Executive Vice President, Chief Financial Officer and Treasurer

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